UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2014

PHH CORPORATION

(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)

(856) 917-1744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Glen A. Messina assumes office of President and Chief Executive Officer of both PHH Corporation and PHH Mortgage Corporation

Effective as of July 21, 2014, Glen A. Messina assumed the consolidated roles of President and Chief Executive Officer of both PHH Corporation (“the Company”) and its wholly-owned subsidiary, PHH Mortgage Corporation (“PHH Mortgage”).  David E. Tucker, who previously served as President and Chief Executive Officer at PHH Mortgage and Executive Vice President, Mortgage at the Company, will remain employed in the position of Executive Vice President of PHH Mortgage through the end of January 2015.

In addition, Richard J. Bradfield assumed the new position of Senior Vice President and General Manager, Financial Institutions of PHH Mortgage on July 21, 2014.  Prior to assuming this role, Mr. Bradfield served as Senior Vice President and Treasurer at the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

	By:	/s/ William F. Brown
	Name:	William F. Brown
	Title:	Senior Vice President, General Counsel and Secretary

Dated: July 24, 2014